SEMI-ANNUAL REPORT
May 31, 1999

[GRAPHIC OMITTED: CRUELTY FREE VALUE FUND LOGO]

THE
CRUELTY FREE
VALUE FUND

[GRAPHIC OMITTED: LIGHTHOUSE LOGO]

Beacon Global Advisors, Inc.



THE CRUELTY FREE VALUE FUND
Beacon Global Advisors, Inc.
4550 Montgomery Avenue, Suite 302 North
Bethesda, MD 20814

May 31, 1999

Dear Shareholder:

I am pleased to provide you with the second semi-annual report of the Cruelty Free Value Fund for the six-month period from November 30, 1998 through May 31, 1999.

During this period the Fund increased in value from $1.7 million to $2.0 million. The Net Asset Value per share increased from $27.31 to $29.45 or 7.84% exceeding the 2.03% posted by the Russell 2000 Index of small-capitalization stocks. Following a superb 1998-year in performance, the Cruelty Free Value Fund continued in 1999 with solid returns. We are encouraged to see the broadening of the U.S. equity market beyond the top 50 largest stocks, into the medium and smaller companies. This is a positive for our fund.

Performance for the Cruelty Free Value Fund rebounded strongly in the second calendar quarter of 1999, up 11.5%. The three-month period was the first in several years where smaller capitalization stocks outperformed their large stock counterparts. For example, the S&P 500 rose just 7% in the quarter compared to 15.5% for the Russell 2000 Index. This is a much healthier environment for our equity markets.

The Fund continues to emphasize three areas of the market that we believe exhibit the best value characteristics. Financial services represent about 25% of the Fund with particular emphasis on the small to medium size regional banks. We think there will continue to be acquisitions made by larger financial institutions - potentially targeting several of the Fund's holdings. We are also pleasantly surprised to see a number of technology companies falling into our value criteria. Small niche companies have the flexibility to produce products that are the leading edge in this field. The final area that we are emphasizing is the consumer products area. A strong domestic economy moving forward will be driven by consumer spending. We have seen this in the past 12 months and should continue to witness it over the next 12-24 months.

The balance of the Fund remains well diversified across industries and specific company shares.

Your Fund's management thanks you for your support of the Cruelty Free Value Fund as it continues its dedication to providing an investment program to help end the suffering, abuse and extinction of animals and at the same time provide an outstanding investment opportunity. We are exceeding in these goals.

Please direct inquiries or questions to Beacon Global Advisors, Inc. at
(800) 662-9992.

Sincerely,

/S/RICHARD A. OLLEN
Richard A. Ollen
President and Chairman of the Board
The Cruelty Free Value Fund




The Cruelty Free Value Fund
Schedule of Investments (Unaudited)
May 31, 1999
----------------------------------------------------------------------------------------
                                                                                 Value
Shares                                                                          (Note 2)
--------                                                                        --------
          COMMON STOCK -  80.20%
          ADVERTISING - 2.00%
2,100     R.H. Donnelley Corp.                                                   $39,900
                                                                        ----------------
          AUDIO VIDEO PRODUCTS - 1.67%
1,800     Boston Acoustics, Inc.                                                  33,300
                                                                        ----------------
          BASIC MATERIALS & PROCESSING - 6.79%
1,200     AK Steel Holding Corp.                                                  28,800
  800     Ball Corp.                                                              38,950
1,800     Dell Webb Corp.                                                         40,500
1,800     General Cable Corp.                                                     27,337
                                                                        ----------------
                                                                                 135,587
                                                                        ----------------
          COMPUTER SERVICES & SOFTWARE - 1.87%
9,400     GT Interactive Software Corp.*                                          37,307
                                                                        ----------------
          CONSUMER DISCRETIONARY - 8.44%
  800     Harman International Industries, Inc.                                   35,500
3,000     Heilig-Myers Co.                                                        20,813
1,700     Reynolds & Reynolds Co.                                                 37,188
1,000     Tommy Hilfiger Corp.*                                                   75,063
                                                                        ----------------
                                                                                 168,564
                                                                        ----------------
          ELECTRONIC SERVICES - 4.97%
3,500     Sensormatic Electronics Corp.                                           46,813
  700     Tek-Sym Corp.*                                                          15,356
1,600     Tektronix, Inc.                                                         37,100
                                                                        ----------------
                                                                                  99,269
                                                                        ----------------
          ENTERTAINMENT & LEISURE - 5.07%
1,680     Mattel, Inc.                                                            44,415
1,400     Young Broadcasting Company*                                             56,875
                                                                        ----------------
                                                                                 101,290
                                                                        ----------------
          FINANCIAL SERVICES - 22.93%
1,168     Associated Banc-Corp.                                                   40,442
1,090     Astoria Financial Corp.                                                 49,050
2,700     Colonial BancGroup, Inc.                                                34,762
1,500     Compass Bancshares, Inc.                                                44,391
  900     Dain Rauscher Corp.                                                     46,856
2,800     Doral Financial Corp.                                                   47,250
1,100     LandAmerica Financial Group, Inc.                                       31,556
1,050     North Fork Bancorporation, Inc.                                         22,378
1,000     Peoples Heritage Financial Corp.                                        18,750
1,820     Sovereign Bancorp, Inc.                                                 24,001
3,075     Roslyn Bancorp, Inc.                                                    55,734
1,600     United Bancshares, Inc.                                                 42,700
                                                                        ----------------
                                                                                 457,870
                                                                        ----------------
          HOME FURNISHINGS - 2.39%
1,500     Ethan Allan Interiors, Inc.                                             47,813
                                                                        ----------------
          MEDICAL PRODUCTS - 0.79%
1,000     Maxxim Medical, Inc.*                                                   15,875
                                                                        ----------------
          PRODUCERS DURABLES - 4.70%
1,050     Burr-Brown Corp.*                                                       33,600
1,700     Flowserve Corp.                                                         34,850
1,500     Watts Industries, Inc.                                                  25,406
                                                                        ----------------
                                                                                  93,856
                                                                        ----------------
          TECHNOLOGY - 8.58%
2,000     3 DFX Interactive, Inc.*                                                38,750
4,000     InaCom Corp.*                                                           44,250
2,100     Scientific-Atlanta, Inc.                                                74,156
1,800     Western Digital Corp.                                                   14,175
1,800     Western Digital Corp. Rights.*                                              --
                                                                        ----------------
                                                                                 171,331
                                                                        ----------------
          TRANSPORTATION - 10.00%
2,200     Airborne Freight Corp.                                                  56,925
1,500     Avis Rent A Car, Inc.*                                                  43,031
1,200     Borg-Warner Automotive, Inc.                                            66,525
1,300     Fleetwood Enterprises, Inc.                                             33,069
1,300     Fleetwood Enterprises, Inc. Rights*                                         --
                                                                        ----------------
                                                                                 199,550
                                                                        ----------------
          Total Common Stock (Cost $1,360,560) - 80.20%                        1,601,512
                                                                        ----------------
          MISCELLANEOUS ASSETS - 10.69%
          Evergreen MM Corefund (Cost $213,374)                                  213,374
                                                                        ----------------
          Total Investments (Cost $1,573,934) - 90.89%                        $1,814,886
                                                                        ----------------
          Other Assets and Liabilities, Net - 9.11%                              181,999
                                                                        ----------------
          NET ASSETS - 100.00%                                                $1,996,885
                                                                        ================
* Non-income producing security.

See notes to financial statements.

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

The Cruelty Free Value Fund
Statement of Assets and Liabilities (Unaudited)
May 31, 1999
----------------------------------------------------------------------------------------
ASSETS:
Investments, at market (identified cost $1,573,934)                           $1,814,886
Receivables:
Dividends and interest                                                             3,346
Capital stock sold                                                                 7,586
Due from Advisor                                                                 138,613
Deferred unamortized organization costs (Note 1)                                  41,669
Other assets                                                                       2,416
                                                                        ----------------
TOTAL ASSETS                                                                   2,008,516
                                                                        ----------------
LIABILITIES:
Payables:
Capital stock redeemed                                                             3,831
Accrued distribution fees                                                            833
Accrued expenses                                                                   6,967
                                                                        ----------------
TOTAL LIABILITIES                                                                 11,631
                                                                        ----------------
NET ASSETS:
Applicable to 67,795 shares; unlimited number of shares
of beneficial interest authorized with no par value                           $1,996,885
                                                                        ================
NET ASSETS CONSIST OF:
Paid-in capital                                                                1,836,338
Undistributed net investment loss                                                 (4,097)
Accumulated realized loss on investments                                         (76,308)
Net unrealized gain on investments                                               240,952
                                                                        ----------------
NET ASSETS                                                                    $1,996,885
                                                                        ================
Net Asset Value, offering and redemption price per share                          $29.45
                                                                        ================

See notes to financial statements.





The Cruelty Free Value Fund
Statement of Operations
----------------------------------------------------------------------------------------
                                                                             For the
                                                                        Six Months Ended
                                                                          May 31, 1999
                                                                           (Unaudited)
                                                                        ----------------
INVESTMENT INCOME:
Interest                                                                          $3,466
Dividends                                                                         10,091
                                                                        ----------------
TOTAL INVESTMENT INCOME                                                           13,557
                                                                        ----------------
EXPENSES:
Investment advisory fees                                                          11,510
Administration fees                                                                9,972
Accounting fees                                                                    8,524
Custodian fees                                                                     2,229
Amortization of organizational expenses (Note 1)                                   7,125
Professional fees                                                                  8,776
Transfer agency fees                                                               7,480
Printing expense                                                                  10,779
Registration fees                                                                 13,945
Insurance                                                                            595
Distribution expense                                                               2,302
Trustees' fees                                                                     1,000
Other                                                                              4,549
                                                                        ----------------
Total expenses before fee waivers                                                 88,786
Reimbursement from Investment Advisor                                            (71,132)
                                                                        ----------------
TOTAL EXPENSES, NET                                                               17,654
                                                                        ----------------
NET INVESTMENT LOSS                                                               (4,097)
                                                                        ----------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                  78,594
Net change in unrealized appreciation on investments                              69,545
                                                                        ----------------
                                                                                 148,139
                                                                        ----------------
Net increase in net assets resulting from operations                            $144,042
                                                                        ================

See notes to financial statements.





The Cruelty Free Value Fund
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                    Six Months Ended
                                                                       May 31, 1999         Year Ended
                                                                        (Unaudited)      November 30, 1998
                                                                    ----------------     -----------------
OPERATIONS:
Net investment loss                                                          $(4,097)              $(5,330)
Net realized gain (loss) on investments                                       78,594              (155,342)
Net change in unrealized appreciation on investments                          69,545               101,607
                                                                    ----------------     -----------------
Net increase (decrease) in net assets resulting from operations              144,042               (59,065)
                                                                    ----------------     -----------------
Distributions to shareholders from:
Net realized gains                                                                --               (12,783)
                                                                    ----------------     -----------------
                                                                                  --               (12,783)
                                                                    ----------------     -----------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                                    347,683               904,817
Proceeds from shares issued to holders in reinvestment
of dividends                                                                      --                11,990
Cost of shares redeemed                                                     (159,822)             (348,378)
                                                                    ----------------     -----------------
Net increase in net assets from Fund share transactions                      187,861               568,429
                                                                    ----------------     -----------------
Increase in net assets                                                       331,903               496,581
                                                                    ----------------     -----------------
NET ASSETS:
Beginning of period                                                        1,664,982             1,168,401
                                                                    ----------------     -----------------
End of period                                                             $1,996,885            $1,664,982
                                                                    ================     =================
(a) Transactions in capital stock were:
Shares sold                                                                   12,428                31,212
Shares reinvested                                                                 --                   449
Shares redeemed                                                               (5,588)              (12,496)
                                                                    ----------------     -----------------
Increase in shares outstanding                                                 6,840                19,165
                                                                    ================     =================

See notes to financial statements.





The Cruelty Free Value Fund
Financial Highlights
----------------------------------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the periods presented.
                                                Six Months Ended                          April 29, 1997*
                                                  May 31, 1999        Year Ended              through
                                                   (Unaudited)     November 30, 1998     November 30, 1997
                                                ----------------   -----------------     -----------------
Net Asset Value - Beginning of Period                     $27.31              $27.96                $25.00
                                                ----------------   -----------------     -----------------
Investment Operations:
Net investment income                                      (0.07)              (0.09)                (0.05)
Net realized and unrealized gain (loss)
on investments                                              2.21               (0.26)                 3.01
                                                ----------------   -----------------     -----------------
Total from investment operations                            2.14               (0.35)                 2.96
                                                ----------------   -----------------     -----------------
Distributions:
From net investment income                                    --                  --                    --
From net realized capital gains                               --               (0.30)                   --
                                                ----------------   -----------------     -----------------
Total distributions                                           --               (0.30)                   --
                                                ----------------   -----------------     -----------------
Net Asset Value - End of Period                           $29.45              $27.31                $27.96
                                                ================   =================     =================
Total Return                                                7.84%              (1.23)%               11.84%1
Ratios/Supplemental Data
Net assets, end of period (in 000's)                      $1,997              $1,665                $1,168
Ratio of expenses to average net assets:
Before expense reimbursement                                9.81%2             12.79%                29.69%2
After expense reimbursement                                 1.95%2              1.95%                 1.95%2
Ratio of net investment income to
average net assets:
Before expense reimbursement                               (8.38)%2           (11.16)%              (28.16)%2
After expense reimbursement                                (0.52)%2            (0.34)%               (0.42)%2
Portfolio turnover rate                                    10.86%              21.70%                15.06%1

* Commencement of investment operations.
1 Not Annualized.
2 Annualized.

See notes to financial statements.




The Cruelty Free Value Fund
Notes to Financial Statements (Unaudited)                   May 31, 1999
------------------------------------------------------------------------
Note 1 - Significant Accounting Policies

Beacon Global Advisors Trust (the "Trust") is organized as a Delaware business trust pursuant to a Trust Agreement dated August 29, 1996. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end, diversified management investment company. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called The Cruelty Free Value Fund (the "Fund"). The initial capitalization of the Fund, $100,000, was provided on March 26, 1997 by Beacon Global Advisors, Ltd., parent company of the investment advisor. The Fund commenced investment operations on April 29, 1997. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price. Unlisted securities, listed securities in which there were no sales, or securities traded over-the-counter, are valued at the mean of the closing bid and ask prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. Short-term obligations having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

Investment Income and Securities Transactions. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

Organization Costs. Organization costs are being amortized on a straight line basis over five years from commencement of operations.

Federal Income Taxes. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

Distributions to Shareholders. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distribution are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Purchase and Sale of Securities

Purchases and sales of securities, other than short term investments, totaled $171,761 and $253,468, respectively, for the period ended May 31, 1999. Net unrealized appreciation of investments at May 31, 1999 includes aggregate unrealized appreciation of $340,015 and unrealized depreciation of $99,063.

Note 3 - Investment Management Fee and Other Transactions with
Affiliates

Beacon Global Advisors, Inc. (the "Advisor"), a registered investment advisor, provides the Fund with investment management services. For providing investment advisory services, the Fund pays the Advisor a monthly fee which is calculated by applying the following annual rates:
1.25% of the average daily net assets of the first $100 million, 1.00% of the average daily net assets from $100 million to $500 million, and 0.75% of average daily net assets over $500 million. To assist in the selection and management of the Fund's investment securities, the Advisor has entered into a subadvisory agreement with Delta Capital Management, Inc. ("Delta"). Delta was appointed sub-advisor by the Board of Trustees on September 14, 1998, and serves subject to approval by the Fund's Shareholders. The sub-advisor receives an annual fee equal to 0.50% of the first $50 million of the Fund's average daily net assets, 0.35% of the Fund's average daily net assets from $50 million to $100 million, and 0.25% of the Fund's average daily net assets in excess of $100 million.

The Advisor has voluntarily agreed to waive its fees and reimburse the Fund to the extent total annualized expenses exceed 1.95% of the Fund's average daily net assets. For the period ended May 31, 1999, advisory fees of $11,510 were incurred to the Advisor and the Fund incurred $71,132 of expenses reimbursable by the Advisor. Certain Officers and trustees are affiliated persons of the Advisor. All Officers serve without direct compensation from the Fund. Officers, Trustees and affiliated persons of The Cruelty Free Value Fund directly control 23,719 shares, or 34.8% of the Fund, including one shareholder who owns 29.7%.

Due from Advisor at May 31, 1999 includes approximately $44,000, which the Advisor claims to have previously paid to the Fund. However, the Advisor believes this payment was erroneously not applied against amouts due from the Advisor by First Data Investor Services Group, Inc. which performed accounting and other administrative services to the Fund through October 31, 1998. The Advisor intends to investigate this matter and has agreed to guarantee the payment of the entire amount reflected as Due from Advisor in the financial statements.

Excluding the investment advisory fee, other expenses incurred during the period ended May 31, 1999 totaled $77,276, of which $25,976 represents fees charged for administration, transfer agent, accounting and shareholder services. These services are provided by Declaration Service Company.

The Fund has adopted a distribution plan (the "Plan"), pursuant to Rule 12b-1 under the Act which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Fund will reimburse Beacon Global Advisors, Inc. (the "Distributor"), the Fund's sole underwriter and distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. For the period ended May 31, 1999, the Fund reimbursed the Distributor $2,302 for distribution costs incurred.



INVESTMENT ADVISOR
Beacon Global Advisors, Inc.
4550 Montgomery Avenue
Suite 302 North
Bethesda, MD 20814

DISTRIBUTOR
Beacon Global Advisors, Inc.
4550 Montgomery Avenue
Suite 302 North
Bethesda, MD 20814

SHAREHOLDER SERVICES
Declaration Service Company
555 North Lane, Suite 6160
Conshohocken, PA 19428

CUSTODIAN
First Union National Bank
530 Walnut Street
Philadelphia, PA 19101-7618

LEGAL COUNSEL
Kirkpatric & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, District of Columbia 20036-1800

AUDITORS
Johnson Lambert & Co.
7500 Old Georgetown Road #700
Bethesda, MD 20814

For Additional Information about
The Cruelty Free Value Fund call
(800) 892-9626
@http://www.crueltyfree.com

This report is submitted for general information of the shareholders of the fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies., expenses and other information.

BEACON GLOBAL ADVISORS, INC.